EXHIBIT 99.1

Genworth Financial

Built on GE Heritage

SECOND QUARTER FINANCIAL SUPPLEMENT

JUNE 30, 2004

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Dear Investor/Analyst,

In conjunction with the release of Second Quarter earnings, we have prepared this financial statistical supplement to assist investors in understanding Genworth’s financial results.

This supplement contains both historical and pro forma earnings and other financial information. Pro forma financial information included in this supplement reflects the effect of the company’s corporate reorganization in conjunction with its recent initial public offering (IPO), completed May 28, 2004. As further detailed below, pro forma financial information is presented to enable a more meaningful comparison of Genworth’s period-to-period results.

Additional detail on the basis of presentation of historical and pro forma financial information is provided below.

If you have additional questions, please feel free to contact me at Genworth Financial at 804-662-2693.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

Basis of Historical and Pro Forma Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its historical financial information as if the company had been in existence throughout all relevant periods. The historical financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. The financial information after the date of the corporate reorganization excludes businesses that the company did not acquire from GEFAHI. As a result, the company’s historical financial information for periods prior to the corporate reorganization is not comparable to historical financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. These contracts represent substantially all of the company’s contracts that were in force as of December 31, 2003 for these products. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

The unaudited pro forma financial information contained in this financial supplement reflects the company’s historical combined financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2003:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds therefrom.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as pro forma net earnings from continuing operations, excluding pro forma after-tax net realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and non-recurring, infrequent or unusual items. There were no non-recurring, infrequent or unusual items excluded from pro forma net operating earnings for the periods presented in this financial supplement other than a $22 million tax charge during the three months ended June 30, 2004 arising from the company’s separation from GE. Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies.

The table on page 6 of this financial supplement provides a reconciliation of pro forma net operating earnings to historical and pro forma net earnings. The term “net operating loss” as used in this financial supplement is also a non-GAAP financial measure and has a meaning corollary to “net operating earnings.”

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of pro forma net operating earnings for the Corporate and Other Segment to pro forma net earnings presented in accordance with GAAP, see the tables on pages 15 and 16 in this financial supplement.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance, group life and health insurance and life-contingent annuities; (2) deposits for universal life insurance, spread-based non-life contingent products and fee-based products; (3) gross written premiums for European payment protection insurance; and (4) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums or deposits on policies or contracts written during prior periods.

The company considers annualized first-year premiums, deposits and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Dollar amounts in millions, except per share data)

Historical Combined Balance Sheet Data	June 30, 2004
Total stockholders’ equity, excluding accumulated nonowner changes in stockholders’ equity	$10,691
Total accumulated nonowner changes in stockholders’ equity	386

Total stockholders’ equity	$11,077

Book value per share
Basic	$22.63
Diluted	$22.57
Book value per share, excluding accumulated nonowner changes in stockholders’ equity
Basic	$21.84
Diluted	$21.78

Stockholders’ equity refers to stockholders’ interest in the Combined Statement of Financial Position

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Reconciliation to Pro Forma Net Operating Earnings

(Dollar amounts in millions, except per share data)

Reconciliation of net earnings to pro forma net operating earnings	For the Three Months ended June 30,		For the Six Months ended June 30,
	2004	2003	2004	2003
Net earnings	$268	$364	$540	$695
Net earnings from discontinued operations, net of taxes	—	(99)	—	(176)
(Gain) loss on sale of discontinued operations, net of taxes	—	—	(7)	—
Cumulative effect of accounting change, net of taxes	—	—	(5)	—

Net earnings from continuing operations	268	265	528	519

Excluded assets and liabilities (a)	6	(10)	7	(10)
Reinsurance transactions (b)	(4)	(2)	—	(17)
Capital structure and other (c)	(9)	(11)	(18)	(21)

Pro forma net earnings from continuing operations	261	242	517	471

Pro forma net realized (gains) losses on investments, net of taxes	(4)	14	(14)	1
One-time tax charge relating to initial public offering, net of taxes	22	—	22	—

Pro forma net operating earnings	$279	$256	$525	$472

Net earnings per share
Basic	$0.55	$0.74	$1.10	$1.42

Diluted	$0.55	$0.74	$1.10	$1.42

Net earnings from continuing operations per share
Basic	$0.55	$0.54	$1.08	$1.06

Diluted	$0.55	$0.54	$1.08	$1.06

Pro forma net earnings from continuing operations per share
Basic	$0.53	$0.49	$1.06	$0.96

Diluted	$0.53	$0.49	$1.05	$0.96

Pro forma net operating earnings per share
Basic	$0.57	$0.52	$1.07	$0.96

Diluted	$0.57	$0.52	$1.07	$0.96

Pro forma shares outstanding
Basic	489.5	489.5	489.5	489.5
Diluted	490.9	490.9	490.9	490.9

Note: For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 7.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Notes to Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s historical combined earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to, UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004. The unaudited pro forma earnings information gives effect to the reinsurance transactions as if each occurred as of January 1, 2003 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2003. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party insurance in the ordinary course of business.

As a result, the company’s unaudited pro forma combined statement of earnings reflects premiums and fees from these products issued after January 1, 2003, even though variable annuities and structured settlements issued during 2003 are included in the blocks of policies reinsured to UFLIC. The company’s pro forma combined statements of earnings exclude the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2003, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma periods, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

In addition to investment assets transferred to UFLIC in exchange for a reinsurance recoverable asset from UFLIC, concurrently, the company contributed $1.836 billion of capital to UFLIC which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma earnings adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified (1) as supporting the blocks of business reinsured for the reinsurance, and (2) as representing surplus of subsidiaries providing assets to be contributed to UFLIC for the contribution.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company and are excluded from the company’s historical combined statement of financial position at June 30, 2004, and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatorily redeemable Series A Cumulative Preferred Stock, both of which were completed on May 24, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

HISTORICAL HIGHLIGHTS

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Dollar amounts in millions, except per share data)

	Three months ended June 30,
HISTORICAL COMBINED EARNINGS BY SEGMENT	2004	2003
Earnings (loss) from continuing operations before income taxes
Protection	$207	$200
Retirement Income & Investments	74	82
Mortgage Insurance	163	161
Corporate and Other	14	(71)
Affinity	(19)	22

Total	$439	$394

Net earnings (loss) from continuing operations
Protection	$129	$131
Retirement Income and Investments	47	55
Mortgage Insurance	114	114
Corporate and Other	(10)	(46)
Affinity	(12)	11

Total	268	265

Net earnings from discontinued operations, net of taxes	—	99
Gain on sale of discontinued operations, net of taxes	—	—
Cumulative effect of accounting changes, net of taxes	—	—

Net Earnings	$268	$364

	Three Months ended June 30,
	2004	Pro Forma[1] 2003
EARNINGS PER SHARE
Basic EPS
Net earnings from continuing operations	$0.55	$0.54
Net earnings from discontinued operations, net of taxes	—	0.20
Gain on sale of discontinued operations, net of taxes	—	—
Cumulative effect of accounting changes, net of taxes	—	—

Basic earnings per share	$0.55	$0.74

Diluted EPS
Net earnings from continuing operations	$0.55	$0.54
Net earnings from discontinued operations, net of taxes	—	0.20
Gain on sale of discontinued operations, net of taxes	—	—
Cumulative effect of accounting changes, net of taxes	—	—

Diluted earnings per share	$0.55	$0.74

Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.9	490.9

[1]	Basic and diluted pro forma earnings per share for the three and six month periods ended June 30, 2003 were calculated by dividing historical net earnings for that period by the basic and diluted number of shares outstanding as of June 30, 2004, assuming in each case that such shares were outstanding as of June 30, 2003.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Dollar amounts in millions, except per share data)

	Six months ended June 30,
HISTORICAL COMBINED EARNINGS BY SEGMENT	2004	2003
Earnings (loss) from continuing operations before income taxes
Protection	$400	$401
Retirement Income & Investments	121	147
Mortgage Insurance	311	277
Corporate and Other	16	(95)
Affinity	(32)	18

Total	$816	$748

Net earnings (loss) from continuing operations
Protection	$253	$262
Retirement Income and Investments	78	97
Mortgage Insurance	217	199
Corporate and Other	(6)	(50)
Affinity	(14)	11

Total	528	519

Net earnings from discontinued operations, net of taxes	—	176
Gain on sale of discontinued operations, net of taxes	7	—
Cumulative effect of accounting changes, net of taxes	5	—

Net Earnings	$540	$695

	Six Months ended June 30,
	2004	Pro Forma[1] 2003
EARNINGS PER SHARE
Basic EPS
Net earnings from continuing operations	$1.08	$1.06
Net earnings from discontinued operations, net of taxes	—	0.36
Gain on sale of discontinued operations, net of taxes	0.01	—
Cumulative effect of accounting changes, net of taxes	0.01	—

Basic earnings per share	$1.10	$1.42

Diluted EPS
Net earnings from continuing operations	$1.08	$1.06
Net earnings from discontinued operations, net of taxes	—	0.36
Gain on sale of discontinued operations, net of taxes	0.01	—
Cumulative effect of accounting changes, net of taxes	0.01	—

Diluted earnings per share	$1.10	$1.42

Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.9	490.9

[1]	Basic and diluted pro forma earnings per share for the three and six month periods ended June 30, 2003 were calculated by dividing historical net earnings for that period by the basic and diluted number of shares outstanding as of June 30, 2004, assuming in each case that such shares were outstanding as of June 30, 2003.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Earnings From Continuing Operations

(Dollar amounts in millions)

	Three months ended June 30,
	2004	2003
REVENUES:
Premiums	$1,708	$1,690
Net investment income	1,001	995
Net realized investment gains (losses)	8	(37)
Policy fees and other Income	200	216

Total revenues	2,917	2,864

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,296	1,202
Interest credited	354	406
Underwriting, acquisition and insurance expenses, net of deferrals	476	476
Amortization of deferred acquisition costs and intangibles	305	359
Interest expense	47	27

Total benefits and expenses	2,478	2,470

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	439	394
Provision for income taxes	171	129
Effective tax rate	39%	33%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$268	$265

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Earnings From Continuing Operations

(Dollar amounts in millions)

	Six months ended June 30,
	2004	2003
REVENUES:
Premiums	$3,430	$3,277
Net investment income	2,038	1,987
Net realized investment gains (losses)	24	(16)
Policy fees and other Income	446	447

Total revenues	5,938	5,695

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,644	2,455
Interest credited	750	815
Underwriting, acquisition and insurance expenses, net of deferrals	984	964
Amortization of deferred acquisition costs and intangibles	650	659
Interest expense	94	54

Total benefits and expenses	5,122	4,947

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	816	748
Provision for income taxes	288	229
Effective tax rate	35%	31%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$528	$519

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Combined Statement of Financial Position

(Dollar amounts in millions)

	June 30, 2004	December 31, 2003
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value	$48,001	$65,485
Equity securities available-for-sale, at fair value	352	600
Mortgage and other loans, net of valuation allowance of $49 and $50	5,800	6,114
Policy loans	1,108	1,105
Short term investments	856	531
Restricted investments held by securitization entities	956	1,069
Other invested assets	3,558	3,789

Total investments	60,631	78,693

Cash and cash equivalents	1,384	1,982
Accrued investment income	736	970
Deferred acquisition costs	4,989	5,788
Intangible assets	889	1,346
Goodwill	1,457	1,728
Reinsurance recoverable	18,817	2,334
Other assets ($30 and $65 restricted in securitization entities)	1,471	2,346
Deferred tax asset	139	—
Separate account assets	8,393	8,244

Total assets	$98,906	$103,431

LIABILITIES AND STOCKHOLDERS’ INTEREST
Liabilities:
Future annuity and contract benefits	$59,935	$59,257
Liability for policy and contract claims	3,180	3,207
Unearned premiums	3,329	3,616
Other policyholder liabilities	723	465
Other liabilities ($16 and $58 restricted in securitization entities)	7,117	7,051
Non-recourse funding obligations	600	600
Short-term borrowings	500	2,239
Long-term borrowings	2,415	529
3.84% Senior notes due 2009 underlying equity units	600	—
Series A preferred stock, mandatorily redeemable	100	—
Deferred tax liabilities	—	1,405
Borrowings related to securitization entities	937	1,018
Separate account liabilities	8,393	8,244

Total liabilities	87,829	87,631

Stockholders’ interest:
Common stock	—	—
Paid-in capital	10,599	8,377
Accumulated nonowner changes in stockholders’ interest:
Net unrealized investment gains	166	1,518
Derivatives qualifying as hedges	84	(5)
Foreign currency translation adjustments	136	159

Total accumulated nonowner changes in stockholders’ interest	386	1,672
Retained earnings	92	5,751

Total stockholders’ interest	11,077	15,800

Total liabilities and stockholders’ interest	$98,906	$103,431

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

PRO FORMA HIGHLIGHTS

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Dollar amounts in millions, except per share data)

	Three months ended June 30,
PRO FORMA EARNINGS BY SEGMENT	2004	2003
Earnings (loss) from continuing operations before income taxes
Protection	$206	$197
Retirement Income & Investments	70	59
Mortgage Insurance	163	161
Corporate and Other	(10)	(64)

Total	$429	$353

Net earnings (loss) from continuing operations
Protection	$129	$129
Retirement Income and Investments	45	40
Mortgage Insurance	114	114
Corporate and Other	(27)	(41)

Total	$261	$242

Net operating earnings (loss)
Protection	$129	$129
Retirement Income and Investments	45	40
Mortgage Insurance	114	114
Corporate and Other (see reconciliation below)	(9)	(27)

Total	$279	$256

	As of or for the Three Months ended June 30,
PRO FORMA EARNINGS PER SHARE[1]	2004	2003
Basic EPS
Net earnings from continuing operations per share	$0.53	$0.49
Net operating earnings per share	$0.57	$0.52

Diluted EPS
Net earnings from continuing operations per share	$0.53	$0.49
Net operating earnings per share	$0.57	$0.52

Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.9	490.9

[1]	Basic and diluted pro forma earnings per share for each period were calculated by dividing historical net earnings for such period by the basic and diluted number of shares outstanding as of June 30, 2004, assuming in each case that such shares were outstanding as of June 30, 2003.

Reconciliation of Corporate and Other segment net loss to pro forma net operating loss	Three months ended June 30,
	2004	2003
Segment net loss	$(10)	$(46)
Excluded assets and liabilities (a)	(6)	2
Reinsurance transactions (b)	(2)	14
Capital structure and other (c)	(9)	(11)

Pro forma net loss from continuing operations	(27)	(41)

Net realized (gains) losses on investments, net of taxes	(4)	14
One-time tax charge relating to initial public offering	22	—

Pro forma net operating loss	$(9)	$(27)

Note: For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 7.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Dollar amounts in millions, except per share data)

	Six months ended June 30,
PRO FORMA EARNINGS BY SEGMENT	2004	2003
Earnings (loss) before income taxes
Protection	$398	$388
Retirement Income & Investments	119	100
Mortgage Insurance	311	277
Corporate and Other	(21)	(95)

Total earnings (loss) before income taxes	$807	$670

Segment net earnings (loss)
Protection	$252	$253
Retirement Income and Investments	77	66
Mortgage Insurance	217	199
Corporate and Other	(29)	(47)

Total segment net earnings (loss)	$517	$471

Net operating earnings (loss)
Protection	$252	$253
Retirement Income and Investments	77	66
Mortgage Insurance	217	199
Corporate and Other (see reconciliation below)	(21)	(46)

Total	$525	$472

	As of or for the Six Months ended June 30,
PRO FORMA EARNINGS PER SHARE[1]	2004	2003
Basic EPS
Net earnings from continuing operations per share	$1.06	$0.96
Net operating earnings per share	$1.07	$0.96
Diluted EPS
Net earnings from continuing operations per share	$1.05	$0.96
Net operating earnings per share	$1.07	$0.96
Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.9	490.9

[1]	Basic and diluted pro forma earnings per share for each period were calculated by dividing historical net earnings for such period by the basic and diluted number of shares outstanding as of June 30, 2004, assuming in each case that such shares were outstanding as of June 30, 2003.

Reconciliation of Corporate and Other segment net loss to pro forma net operating loss

	Six months ended June 30,
	2004	2003
Segment net loss	$(6)	$(50)
Excluded assets and liabilities (a)	(6)	1
Reinsurance transactions (b)	—	23
Capital structure and other (c)	(17)	(21)

Pro forma net loss from continuing operations	(29)	(47)

Net realized (gains) losses on investments, net of taxes	(14)	1
One-time tax charge relating to initial public offering	22	—

Pro forma net operating loss	$(21)	$(46)

Note: For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 7.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Earnings From Continuing Operations

(Dollar amounts in millions)

	Three months ended June 30,
	2004	2003
REVENUES:
Premiums	$1,640	$1,580
Net investment income	815	722
Net realized investment gains (losses)	6	(22)
Policy fees and other Income	144	120

Total revenues	2,605	2,400

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,106	964
Interest credited	324	340
Underwriting, acquisition and insurance expenses, net of deferrals	420	386
Amortization of deferred acquisition costs and intangibles	267	313
Interest expense	59	44

Total benefits and expenses	2,176	2,047

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	429	353
Provision for income taxes	168	111
Effective tax rate	39%	31%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$261	$242

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Earnings From Continuing Operations

(Dollar amounts in millions)

	Six months ended June 30,
	2004	2003
REVENUES:
Premiums	$3,259	$3,058
Net investment income	1,587	1,443
Net realized investment gains (losses)	21	(2)
Policy fees and other Income	293	255

Total revenues	5,160	4,754

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,192	1,960
Interest credited	654	683
Underwriting, acquisition and insurance expenses, net of deferrals	834	790
Amortization of deferred acquisition costs and intangibles	553	564
Interest expense	120	87

Total benefits and expenses	4,353	4,084

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	807	670
Provision for income taxes	290	199
Effective tax rate	36%	30%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$517	$471

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

ADDITIONAL

PRO FORMA INFORMATION

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Statement of Earnings by Segment

(Dollar amounts in millions)

Three months ended June 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,098	$321	$195	$26	$1,640
Net investment income	288	413	61	53	815
Net realized investment gains	—	—	—	6	6
Policy fees and other Income	79	53	10	2	144

Total revenues	1,465	787	266	87	2,605

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	691	379	27	9	1,106
Interest credited	90	234	—	—	324
Underwriting, acquisition and insurance expenses, net of deferrals	262	65	65	28	420
Amortization of deferred acquisition costs and intangibles	214	38	11	4	267
Interest expense	2	1	—	56	59

Total benefits and expenses	1,259	717	103	97	2,176

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	206	70	163	(10)	429

Provision for income taxes	77	25	49	17	168

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	129	45	114	(27)	261

Net realized investment gains on investments, net of tax	—	—	—	(4)	(4)
One-time tax charge relating to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$129	$45	$114	$(9)	$279

Three months ended June 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,128	$251	$175	$26	$1,580
Net investment income	271	387	54	10	722
Net realized investment gains	—	—	—	(22)	(22)
Policy fees and other Income	81	24	13	2	120

Total revenues	1,480	662	242	16	2,400

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	657	303	(8)	12	964
Interest credited	92	248	—	—	340
Underwriting, acquisition and insurance expenses, net of deferrals	244	40	81	21	386
Amortization of deferred acquisition costs and intangibles	290	12	8	3	313
Interest expense	—	—	—	44	44

Total benefits and expenses	1,283	603	81	80	2,047

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	197	59	161	(64)	353

Provision for income taxes	68	19	47	(23)	111

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	129	40	114	(41)	242

Net realized investment gains on investments, net of tax	—	—	—	14	14
One-time tax charge relating to initial public offering	—	—	—	—	—

NET OPERATING EARNINGS (LOSS)	$129	$40	$114	$(27)	$256

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Statement of Earnings by Segment

(Dollar amounts in millions)

Six months ended June 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$2,219	$598	$390	$52	$3,259
Net investment income	569	809	121	88	1,587
Net realized investment gains	—	—	—	21	21
Policy fees and other Income	166	105	18	4	293

Total revenues	2,954	1,512	529	165	5,160

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,385	723	66	18	2,192
Interest credited	180	474	—	—	654
Underwriting, acquisition and insurance expenses, net of deferrals	531	127	129	47	834
Amortization of deferred acquisition costs and intangibles	455	68	23	7	553
Interest expense	5	1	—	114	120

Total benefits and expenses	2,556	1,393	218	186	4,353

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	398	119	311	(21)	807

Provision for income taxes	146	42	94	8	290

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	252	77	217	(29)	517

Net realized investment gains on investments, net of tax	—	—	—	(14)	(14)
One-time tax charge relating to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$252	$77	$217	$(21)	$525

Six months ended June 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$2,159	$509	$340	$50	$3,058
Net investment income	542	788	104	9	1,443
Net realized investment gains	—	—	—	(2)	(2)
Policy fees and other Income	172	54	25	4	255

Total revenues	2,873	1,351	469	61	4,754

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,301	613	25	21	1,960
Interest credited	183	500	—	—	683
Underwriting, acquisition and insurance expenses, net of deferrals	505	92	151	42	790
Amortization of deferred acquisition costs and intangibles	496	46	16	6	564
Interest expense	—	—	—	87	87

Total benefits and expenses	2,485	1,251	192	156	4,084

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	388	100	277	(95)	670

Provision for income taxes	135	34	78	(48)	199

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	253	66	199	(47)	471

Net realized investment gains on investments, net of tax	—	—	—	1	1
One-time tax charge relating to initial public offering	—	—	—	—	—

NET OPERATING EARNINGS (LOSS)	$253	$66	$199	$(46)	$472

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Protection

(Dollar amounts in millions)

Three months ended June 30, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$187	$399	$359	$153	$1,098
Net investment income	109	143	26	10	288
Policy fees and other income	68	1	5	5	79

Total revenues	364	543	390	168	1,465

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	145	374	64	108	691
Interest credited	61	29	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	31	62	129	40	262
Amortization of deferred acquisition costs and intangibles	30	11	165	8	214
Interest expense	2	—	—	—	2

Total benefits and expenses	269	476	358	156	1,259

EARNINGS BEFORE INCOME TAXES	95	67	32	12	206

Provision for income taxes	35	24	14	4	77

SEGMENT NET EARNINGS	$60	$43	$18	$8	$129

Three months ended June 30 , 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$177	$385	$413	$153	$1,128
Net investment income	113	125	23	10	271
Policy fees and other income	67	4	2	8	81

Total revenues	357	514	438	171	1,480

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	116	337	98	106	657
Interest credited	65	27	—	—	92
Underwriting, acquisition and insurance expenses, net of deferrals	35	68	102	39	244
Amortization of deferred acquisition costs and intangibles	55	18	210	7	290
Interest expense	—	—	—	—	—

Total benefits and expenses	271	450	410	152	1,283

EARNINGS BEFORE INCOME TAXES	86	64	28	19	197

Provision for income taxes	32	23	6	7	68

SEGMENT NET EARNINGS	$54	$41	$22	$12	$129

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Protection

(Dollar amounts in millions)

Six months ended June 30, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$377	$790	$744	$308	$2,219
Net investment income	218	278	52	21	569
Policy fees and other income	143	3	10	10	166

Total revenues	738	1,071	806	339	2,954

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	306	716	145	218	1,385
Interest credited	123	57	—	—	180
Underwriting, acquisition and insurance expenses, net of deferrals	60	135	254	82	531
Amortization of deferred acquisition costs and intangibles	59	35	345	16	455
Interest expense	5	—	—	—	5

Total benefits and expenses	553	943	744	316	2,556

EARNINGS BEFORE INCOME TAXES	185	128	62	23	398

Provision for income taxes	68	46	24	8	146

SEGMENT NET EARNINGS	$117	$82	$38	$15	$252

Six months ended June 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$346	$749	$756	$308	$2,159
Net investment income	224	249	48	21	542
Policy fees and other income	145	8	3	16	172

Total revenues	715	1,006	807	345	2,873

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	256	664	169	212	1,301
Interest credited	130	53	—	—	183
Underwriting, acquisition and insurance expenses, net of deferrals	69	133	220	83	505
Amortization of deferred acquisition costs and intangibles	88	35	360	13	496
Interest expense	—	—	—	—	—

Total benefits and expenses	543	885	749	308	2,485

EARNINGS BEFORE INCOME TAXES	172	121	58	37	388

Provision for income taxes	63	45	14	13	135

SEGMENT NET EARNINGS	$109	$76	$44	$24	$253

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended June 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$321	$—	$—	$321
Net investment income	322	7	84	413
Policy fees and other income	1	52	—	53

Total revenues	644	59	84	787

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	383	(4)	—	379
Interest credited	161	6	67	234
Underwriting, acquisition and insurance expenses, net of deferrals	35	29	1	65
Amortization of deferred acquisition costs and intangibles	30	8	—	38
Interest expense	—	1	—	1

Total benefits and expenses	609	40	68	717

EARNINGS BEFORE INCOME TAXES	35	19	16	70

Provision for income taxes	13	6	6	25

SEGMENT NET EARNINGS	$22	$13	$10	$45

Three months ended June 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$251	$—	$—	$251
Net investment income	295	3	89	387
Policy fees and other income	—	24	—	24

Total revenues	546	27	89	662

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	294	9	—	303
Interest credited	171	2	75	248
Underwriting, acquisition and insurance expenses, net of deferrals	27	13	—	40
Amortization of deferred acquisition costs and intangibles	10	2	—	12
Interest expense	—	—	—	—

Total benefits and expenses	502	26	75	603

EARNINGS BEFORE INCOME TAXES	44	1	14	59

Provision for income taxes	17	(3)	5	19

SEGMENT NET EARNINGS	$27	$4	$9	$40

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Six months ended June 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$598	$—	$—	$598
Net investment income	629	20	160	809
Policy fees and other income	1	104	—	105

Total revenues	1,228	124	160	1,512

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	721	2	—	723
Interest credited	325	16	133	474
Underwriting, acquisition and insurance expenses, net of deferrals	64	61	2	127
Amortization of deferred acquisition costs and intangibles	56	12	—	68
Interest expense	—	1	—	1

Total benefits and expenses	1,166	92	135	1,393

EARNINGS BEFORE INCOME TAXES	62	32	25	119

Provision for income taxes	23	10	9	42

SEGMENT NET EARNINGS	$39	$22	$16	$77

Six months ended June 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$509	$—	$—	$509
Net investment income	597	7	184	788
Policy fees and other income	1	53	—	54

Total revenues	1,107	60	184	1,351

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	598	15	—	613
Interest credited	344	4	152	500
Underwriting, acquisition and insurance expenses, net of deferrals	55	36	1	92
Amortization of deferred acquisition costs and intangibles	34	12	—	46
Interest expense	—	—	—	—

Total benefits and expenses	1,031	67	153	1,251

EARNINGS BEFORE INCOME TAXES	76	(7)	31	100

Provision for income taxes	30	(7)	11	34

SEGMENT NET EARNINGS	$46	$—	$20	$66

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Three months ended June 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$116	$79	$195
Net investment income	32	29	61
Policy fees and other Income	5	5	10

Total revenues	153	113	266

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	6	27
Underwriting, acquisition and insurance expenses, net of deferrals	43	22	65
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	71	32	103

EARNINGS BEFORE INCOME TAXES	82	81	163

Provision for income taxes	19	30	49

SEGMENT NET EARNINGS	$63	$51	$114

Three months ended June 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$125	$50	$175
Net investment income	33	21	54
Policy fees and other Income	11	2	13

Total revenues	169	73	242

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(13)	5	(8)
Underwriting, acquisition and insurance expenses, net of deferrals	68	13	81
Amortization of deferred acquisition costs and intangibles	6	2	8

Total benefits and expenses	61	20	81

EARNINGS BEFORE INCOME TAXES	108	53	161

Provision for income taxes	30	17	47

SEGMENT NET EARNINGS	$78	$36	$114

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Six months ended June 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$235	$155	$390
Net investment income	63	58	121
Policy fees and other Income	9	9	18

Total revenues	307	222	529

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	16	66
Underwriting, acquisition and insurance expenses, net of deferrals	84	45	129
Amortization of deferred acquisition costs and intangibles	14	9	23

Total benefits and expenses	148	70	218

EARNINGS BEFORE INCOME TAXES	159	152	311

Provision for income taxes	37	57	94

SEGMENT NET EARNINGS	$122	$95	$217

Six months ended June 30, 2003	U. S.	International	Total
REVENUES:
Premiums	251	89	340
Net investment income	66	38	104
Policy fees and other Income	21	4	25

Total revenues	338	131	469

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19	6	25
Underwriting, acquisition and insurance expenses, net of deferrals	127	24	151
Amortization of deferred acquisition costs and intangibles	12	4	16

Total benefits and expenses	158	34	192

EARNINGS BEFORE INCOME TAXES	180	97	277

Provision for income taxes	45	33	78

SEGMENT NET EARNINGS	$135	$64	$199

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Selected Key Performance Measures - Mortgage Insurance

(Dollar amounts in millions)

	As of or for the three months ended June 30
	2004	2003
Primary Insurance in Force
U.S. Mortgage Insurance	$116,520	$121,530
International Mortgage Insurance	149,824	110,819

Total primary insurance in force	$266,344	$232,349

Total Risk in Force
U.S. Mortgage Insurance	$25,195	$28,181
International Mortgage Insurance	47,350	33,829

Total risk in force	$72,545	$62,010

New Insurance Written
U.S. Mortgage Insurance	$8,055	$17,664
International Mortgage Insurance	12,545	7,670

Total new insurance written	$20,600	$25,334

Net Premiums Written
U.S. Mortgage Insurance	$114	$122
International Mortgage Insurance	149	92

Total net premiums written	$263	$214

Loss Ratio
U.S. Mortgage Insurance	18%	-10%
International Mortgage Insurance	8%	10%

Total loss ratio	14%	-4%

Expense Ratio
U.S. Mortgage Insurance	44%	61%
International Mortgage Insurance	17%	16%

Total expense ratio	29%	42%

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Selected Key Performance Measures - Mortgage Insurance, Domestic Only

(Dollar amounts in millions)

	As of or for the three months ended June 30
	2004	2003
New Risk Written
Flow	$1,635	$3,400
Bulk	19	47

Total	$1,654	$3,447

Risk in Force
Flow	$23,978	$26,495
Bulk	350	430

Primary	24,328	26,925
Pool	867	1,256

Total	$25,195	$28,181

Risk in Force by Credit Quality
Flow by FICO Scores >619 (%)	92%	92%
Flow by FICO Scores 575-619	6%	6%
Flow by FICO Scores <575	2%	2%

Bulk by FICO Scores >619	89%	84%
Bulk by FICO Scores 575-619	6%	9%
Bulk by FICO Scores <575	5%	7%

Primary A minus and sub-prime	9.6%	8.2%

Primary Loans
Primary total loans in force	897,204	975,307
Primary total loans in default	27,971	31,140
Primary loans total default rate	3.1%	3.2%

Flow loans in default	25,995	28,422
Flow loans default rate	3.3%	3.2%

Bulk loans in default	1,976	2,718
Bulk loans default rate	1.7%	3.6%

A minus and sub-prime loans in default	6,543	5,946
A minus and sub-prime loans default rate	8.9%	8.4%

Pool Loans
Pool loans in default	916	1,222
Pool loans default rate	3.0%	2.7%

Claims Paid
Primary Claims Paid (includes LAE)	38.3	29.7
Pool Claims Paid (includes LAE)	0.1	0.3
Primary Average Claim Severity	94%	91%

Other Measures
Persistency	58%	39%
Gross written premiums ceded to captives/total gross written premiums	24%	22%

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Three months ended June 30, 2004	Total
REVENUES:
Premiums	$26
Net investment income	53
Net realized investment gains	6
Policy fees and other income	2

Total revenues	87

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	28
Amortization of deferred acquisition costs and intangibles	4
Interest expense	56

Total benefits and expenses	97

EARNINGS BEFORE INCOME TAXES	(10)

Provision for income taxes	17

SEGMENT NET LOSS	(27)

Net realized investment gains on investments, net of tax	(4)
One-time tax charge relating to initial public offering	22

NET OPERATING LOSS	$(9)

Three months ended June 30, 2003	Total
REVENUES:
Premiums	$26
Net investment loss	10
Net realized investment loss	(22)
Policy fees and other income	2

Total revenues	16

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	12
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	21
Amortization of deferred acquisition costs and intangibles	3
Interest expense	44

Total benefits and expenses	80

LOSS BEFORE INCOME TAXES	(64)

Benefit from income taxes	(23)

SEGMENT NET LOSS	(41)

Net realized investment losses on investments, net of tax	14

NET OPERATING LOSS	$(27)

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Six months ended June 30, 2004	Total
REVENUES:
Premiums	$52
Net investment income	88
Net realized investment gains	21
Policy fees and other income	4

Total revenues	165

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	47
Amortization of deferred acquisition costs and intangibles	7
Interest expense	114

Total benefits and expenses	186

EARNINGS BEFORE INCOME TAXES	(21)

Provision for income taxes	8

SEGMENT NET EARNINGS	(29)

Net realized investment gains on investments, net of tax	(14)
One-time tax charge relating to initial public offering	22

NET OPERATING LOSS	$(21)

Six months ended June 30, 2003	Total
REVENUES:
Premiums	$50
Net investment income	9
Net realized investment loss	(2)
Policy fees and other income	4

Total revenues	61

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	42
Amortization of deferred acquisition costs and intangibles	6
Interest expense	87

Total benefits and expenses	156

LOSS BEFORE INCOME TAXES	(95)

Benefit from income taxes	(48)

SEGMENT NET LOSS	(47)

Net realized investment losses, net of tax	1

NET OPERATING LOSS	$(46)

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Net Earnings

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,640	$1,619	$3,259	$1,651	$1,547	$1,580	$1,478	$6,256
Net investment income	815	772	1,587	742	743	722	721	2,928
Net realized investment gains	6	15	21	49	(9)	(22)	20	38
Policy fees and other Income	144	149	293	147	153	120	135	555

Total revenues	2,605	2,555	5,160	2,589	2,434	2,400	2,354	9,777

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,106	1,086	2,192	1,182	1,054	964	996	4,196
Interest credited	324	330	654	335	340	340	343	1,358
Underwriting, acquisition and insurance expenses, net of deferrals	420	414	834	352	464	386	404	1,606
Amortization of deferred acquisition costs and intangibles	267	286	553	359	226	313	251	1,149
Interest expense	59	61	120	61	57	44	43	205

Total benefits and expenses	2,176	2,177	4,353	2,289	2,141	2,047	2,037	8,514

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	429	378	807	300	293	353	317	1,263

Provision for income taxes	168	122	290	89	83	111	88	371

NET EARNINGS FROM CONTINUING OPERATIONS	261	256	517	211	210	242	229	892

Net realized investment gains on investments, net of tax	(4)	(10)	(14)	(32)	6	14	(13)	(25)
One-time tax charge relating to initial public offering	22	—	22	—	—	—	—	—

NET OPERATING EARNINGS	$279	$246	$525	$179	$216	$256	$216	$867

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Protection

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,098	$1,121	$2,219	$1,123	$1,099	$1,128	$1,031	$4,381
Net investment income	288	281	569	273	277	271	271	1,092
Policy fees and other Income	79	87	166	94	90	81	91	356

Total revenues	1,465	1,489	2,954	1,490	1,466	1,480	1,393	5,829

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	691	694	1,385	737	707	657	644	2,745
Interest credited	90	90	180	90	92	92	91	365
Underwriting, acquisition and insurance expenses, net of deferrals	262	269	531	199	280	244	261	984
Amortization of deferred acquisition costs and intangibles	214	241	455	304	181	290	206	981
Interest expense	2	3	5	2	1	—	—	3

Total benefits and expenses	1,259	1,297	2,556	1,332	1,261	1,283	1,202	5,078

EARNINGS BEFORE INCOME TAXES	206	192	398	158	205	197	191	751

Provision for income taxes	77	69	146	62	73	68	67	270

SEGMENT NET EARNINGS	$129	$123	$252	$96	$132	$129	$124	$481

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$321	$277	$598	$303	$237	$251	$258	$1,049
Net investment income	413	396	809	394	381	387	401	1,563
Policy fees and other income	53	52	105	26	27	24	30	107

Total revenues	787	725	1,512	723	645	662	689	2,719

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	379	344	723	356	314	303	310	1,283
Interest credited	234	240	474	245	248	248	252	993
Underwriting, acquisition and insurance expenses, net of deferrals	65	62	127	64	33	40	52	189
Amortization of deferred acquisition costs and intangibles	38	30	68	37	30	12	34	113
Interest expense	1	—	1	—	—	—	—	—

Total benefits and expenses	717	676	1,393	702	625	603	648	2,578

EARNINGS BEFORE INCOME TAXES	70	49	119	21	20	59	41	141

Provision for income taxes	25	17	42	9	5	19	15	48

SEGMENT NET EARNINGS	$45	$32	$77	$12	$15	$40	$26	$93

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$195	$195	$390	$194	$182	$175	$165	$716
Net investment income	61	60	121	58	56	54	50	218
Policy fees and other Income	10	8	18	10	13	13	12	48

Total revenues	266	263	529	262	251	242	227	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	39	66	46	44	(8)	33	115
Underwriting, acquisition and insurance expenses, net of deferrals	65	64	129	74	74	81	70	299
Amortization of deferred acquisition costs and intangibles	11	12	23	11	10	8	8	37

Total benefits and expenses	103	115	218	131	128	81	111	451

EARNINGS BEFORE INCOME TAXES	163	148	311	131	123	161	116	531

Provision for income taxes	49	45	94	54	30	47	31	162

SEGMENT NET EARNINGS	$114	$103	$217	$77	$93	$114	$85	$369

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$26	$26	$52	$31	$29	$26	$24	$110
Net investment income (loss)	53	35	88	17	29	10	(1)	55
Net realized investment gains	6	15	21	49	(9)	(22)	20	38
Policy fees and other Income	2	2	4	17	23	2	2	44

Total Revenue	87	78	165	114	72	16	45	247

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	9	18	43	(11)	12	9	53
Interest credited	—	—	—	—	—	—	—	—
Underwriting, acquisition and insurance expenses, net of deferrals	28	19	47	15	77	21	21	134
Amortization of deferred acquisition costs and intangibles	4	3	7	7	5	3	3	18
Interest expense	56	58	114	59	56	44	43	202

Total benefits and expenses	97	89	186	124	127	80	76	407

EARNINGS (LOSS) BEFORE INCOME TAXES	(10)	(11)	(21)	(10)	(55)	(64)	(31)	(160)

Provision (benefit) for income taxes	17	(9)	8	(36)	(25)	(23)	(25)	(109)

SEGMENT NET EARNINGS (LOSS)	(27)	(2)	(29)	26	(30)	(41)	(6)	(51)

Net realized investment gains on investments, net of tax	(4)	(10)	(14)	(32)	6	14	(13)	(25)

One-time tax charge relating to initial public offering	22	—	22	—	—	—	—	—

NET OPERATING EARNINGS (LOSS)	$(9)	$(12)	$(21)	$(6)	$(24)	$(27)	$(19)	$(76)

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

ADDITIONAL

STATISTICAL DATA

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Investments Summary

(Dollar amounts in millions)

		June 30, 2004		March 31, 2004		December 31, 2003
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturities, available-for-sale:
Public		$36,703	59%	$54,054	65%	$51,336	64%
Private		11,298	18%	14,861	18%	14,149	18%
Mortgage loans		5,800	9%	6,124	7%	6,114	8%
Equity securities and other investments		3,910	6%	4,082	5%	4,389	5%
Policy loans		1,108	2%	1,114	1%	1,105	1%
Restricted investments held by securitization entities		956	2%	1,018	1%	1,069	1%
Cash, cash equivalents and short-term investments		2,240	4%	2,465	3%	2,513	3%

Total invested assets		$62,015	100%	$83,718	100%	$80,675	100%

		June 30, 2004		March 31, 2004		December 31, 2003
		Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Public Fixed Maturities - Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$26,053	71%	$34,481	64%	$33,212	64%
2	Baa	8,758	24%	15,770	29%	14,778	29%
3	Ba	1,189	3%	2,313	4%	1,896	4%
4	B	571	2%	1,122	2%	979	2%
5	Caa and lower	94	0%	217	1%	272	1%
6	In or near default	21	0%	79	0%	104	0%
Not rated	Not rated	17	0%	72	0%	95	0%

	Total public fixed maturities	$36,703	100%	$54,054	100%	$51,336	100%

Private Fixed Maturities - Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$5,853	52%	$7,872	53%	$7,388	52%
2	Baa	4,476	40%	5,692	38%	5,442	38%
3	Ba	628	5%	783	5%	728	5%
4	B	123	1%	210	2%	228	2%
5	Caa and lower	101	1%	138	1%	177	1%
6	In or near default	92	1%	98	1%	86	1%
Not rated	Not rated	25	0%	68	0%	100	1%

	Total private fixed maturities	$11,298	100%	$14,861	100%	$14,149	100%

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Fixed Maturity Summary

(Dollar amounts in millions)

	June 30, 2004		March 31, 2004		December 31, 2003
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities - Security Sector:
U.S. government & agencies	$614	1%	$1,189	2%	$1,055	2%
State and municipal	3,140	7%	3,359	5%	3,350	5%
Foreign government	1,462	3%	1,660	2%	1,551	2%
U.S. corporate	20,389	42%	35,058	51%	33,025	50%
Foreign corporate	5,846	12%	8,773	13%	7,949	12%
Mortgage-backed	6,948	14%	8,421	12%	7,848	12%
Public utilities	6,152	13%	6,043	6%	6,303	7%
Asset-backed	3,450	7%	4,412	9%	4,404	10%

Total fixed maturities	$48,001	100%	$68,915	100%	$65,485	100%

Corporate Bond Holdings - Industry Sector:
Finance and insurance	$9,619	30%	$13,881	28%	$13,069	28%
Utilities and energy	6,784	21%	11,238	22%	10,345	22%
Consumer - non cyclical	4,213	13%	6,454	13%	6,036	13%
Consumer - cyclical	2,640	8%	4,028	8%	4,356	9%
Capital goods	2,201	7%	3,327	7%	2,928	6%
Industrial	2,263	7%	3,333	7%	3,340	7%
Technology and communications	1,996	6%	3,268	6%	2,972	6%
Transportation	900	3%	1,953	4%	1,970	4%
Other	1,771	5%	2,392	5%	2,258	5%

Total	$32,387	100%	$49,874	100%	$47,274	100%

Fixed maturities - Contractual Maturity Dates:
Due in one year or less	$1,297	3%	$1,636	2%	$1,761	3%
Due after one year through five years	10,952	22%	12,112	18%	11,817	18%
Due after five years through ten years	10,924	23%	14,725	21%	13,901	21%
Due after ten years	14,430	30%	27,609	40%	25,754	39%

Subtotal	37,603	78%	56,082	81%	53,233	81%
Mortgage-backed and asset backed	10,398	22%	12,833	19%	12,252	19%

Total fixed maturities	$48,001	100%	$68,915	100%	$65,485	100%

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Commercial Mortgage Loan Data

(Dollar amounts in millions)

	June 30, 2004		March 31, 2004		December 31, 2003
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,707	29%	$1,821	29%	$1,867	31%
South Atlantic	1,208	21%	1,216	20%	1,194	20%
Middle Atlantic	857	15%	923	15%	932	15%
East North Central	706	12%	789	13%	771	12%
Mountain	439	8%	479	8%	478	8%
West South Central	303	5%	292	5%	288	5%
West North Central	246	4%	261	4%	271	4%
East South Central	225	4%	235	4%	226	4%
New England	109	2%	108	2%	87	1%

Total	$5,800	100%	$6,124	100%	$6,114	100%

Property Type
Office	$1,826	31%	$1,985	32%	$2,024	33%
Industrial	1,697	29%	1,814	30%	1,812	30%
Retail	1,507	26%	1,508	25%	1,500	25%
Apartments	575	10%	589	10%	573	9%
Mixed use/other	195	3%	228	3%	205	3%

Total	$5,800	100%	$6,124	100%	$6,114	100%

Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$3,008	51%	$3,208	52%	$3,153	51%
$5 million but less than $10 million	1,312	22%	1,352	22%	1,394	23%
$10 million but less than $20 million	970	17%	959	15%	948	15%
$20 million but less than $30 million	314	5%	358	6%	309	5%
$30 million and over	241	4%	296	5%	358	6%

Total	$5,845	100%	$6,173	100%	$6,162	100%

Allowance for Losses on Mortgage Loans	2004	2003
Balance, beginning of year	$50	$45
Additions	3	8
Deductions for write-downs and dispositions	(4)	(3)

Balance, end of year	$49	$50

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Sales

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
Protection Segment
Annualized first-year premiums[1]:
Term life	$23	$26	$49	$19	$24	$31	$32	$106
Universal life	9	11	20	12	15	17	14	58
Long term care	39	40	79	52	61	59	60	232
Group	43	28	71	60	33	37	23	153

Total annualized first-year premiums[1]	114	105	219	143	133	144	129	549
Gross written premiums[2]:
European payment protection	402	351	753	498	648	523	506	2,175

Total Protection Segment	$516	$456	$972	$641	$781	$667	$635	$2,724

Retirement Income and Investments (RI&I) Segment
Annualized first-year premiums[1]:
Structured settlements	$163	$138	$301	$128	$105	$94	$108	$435
Variable life	1	1	2	1	2	2	2	7
Income annuities	128	149	277	169	124	140	100	533

Total annualized first-year premiums[1]	292	288	580	298	231	236	210	975
Deposits[3]:
Fixed annuities	372	411	783	304	289	133	302	1,028
Variable annuities	277	292	569	375	613	629	430	2,047
Variable life	4	4	8	5	4	4	4	17
Income annuities	36	52	88	60	53	37	37	187
Structured settlements	29	12	41	14	12	21	26	73
Institutional	421	354	775	526	334	658	394	1,912
Asset management	271	304	575	297	272	282	158	1,009

Total deposits[3]	1,410	1,429	2,839	1,581	1,577	1,764	1,351	6,273

Total deposits—RI&I Segment	$1,702	$1,717	$3,419	$1,879	$1,808	$2,000	$1,561	$7,248

Mortgage Insurance Segment
New insurance written[4]:
U.S. mortgage insurance	$8,055	$6,798	$14,853	$18,087	$17,207	$17,664	$14,530	$67,488
International mortgage insurance	12,545	10,905	23,450	12,210	13,026	7,670	6,254	39,160

Total Mortgage Insurance Segment	$20,600	$17,703	$38,303	$30,297	$30,233	$25,334	$20,784	$106,648

[1]	Annualized first-year premiums relate only to new sales and is calculated as if they are consistently paid for the full period of the sale even if they were actually paid for only a portion of the period of the sale.
[2]	Gross written premiums represent to total premiums for insurance written and reinsurance assumed during a given period.
[3]	Deposits represent additional investments on spread-based non-life-contingent products and on fee-based products during a specific period.
[4]	New insurance written represents the original principal balance of mortgages covered by newly issued primary mortgage insurance during the period.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

HISTORICAL INFORMATION

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Statement of Earnings by Segment

(Dollar amounts in millions)

Three months ended June 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$1,132	$321	$195	$26	$34	$1,708
Net investment income	306	569	61	57	8	1,001
Net realized investment gains	—	—	—	8	—	8
Policy fees and other Income	79	72	10	2	37	200

Total revenues	1,517	962	266	93	79	2,917

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	727	501	27	10	31	1,296
Interest credited	90	264	—	—	—	354
Underwriting, acquisition and insurance expenses, net of deferrals	272	68	65	22	49	476
Amortization of deferred acquisition costs and intangibles	219	54	11	3	18	305
Interest expense	2	1	—	44	—	47

Total benefits and expenses	1,310	888	103	79	98	2,478

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	207	74	163	14	(19)	439

Provision for income taxes	78	27	49	24	(7)	171

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$129	$47	$114	$(10)	$(12)	$268

Three months ended June 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES
Premiums	$1,175	$251	$175	$26	$63	$1,690
Net investment income	297	624	54	3	17	995
Realized investment losses	—	—	—	(37)	—	(37)
Policyholder fees and other Income	81	55	13	2	65	216

Total Revenue	1,553	930	242	(6)	145	2,864

BENEFITS AND EXPENSES
Benefits and changes in policy reserves	715	451	(8)	12	32	1,202
Interest credited	92	314	—	—	—	406
Underwriting, acquisition and insurance expenses, net of deferrals	252	53	81	23	67	476
Amortization of deferred acquisition costs and intangibles	294	30	8	3	24	359
Interest expense	—	—	—	27	—	27

Total benefits and expenses	1,353	848	81	65	123	2,470

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	200	82	161	(71)	22	394

Provision for income taxes	69	27	47	(25)	11	129

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$131	$55	$114	$(46)	$11	$265

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Statement of Earnings by Segment

(Dollar amounts in millions)

Six months ended June 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$2,302	$598	$390	$52	$88	$3,430
Net investment income	615	1,186	121	90	26	2,038
Net realized investment gains	—	—	—	24	—	24
Policy fees and other Income	166	154	18	4	104	446

Total revenues	3,083	1,938	529	170	218	5,938

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,487	992	66	19	80	2,644
Interest credited	180	570	—	—	—	750
Underwriting, acquisition and insurance expenses, net of deferrals	548	143	129	41	123	984
Amortization of deferred acquisition costs and intangibles	463	111	23	6	47	650
Interest expense	5	1	—	88	—	94

Total benefits and expenses	2,683	1,817	218	154	250	5,122

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	400	121	311	16	(32)	816

Provision for income taxes	147	43	94	22	(18)	288

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$253	$78	$217	$(6)	$(14)	$528

Six months ended June 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$2,257	$509	$340	$50	$121	$3,277
Net investment income	596	1,263	104	(7)	31	1,987
Net realized investment gains	—	—	—	(16)	—	(16)
Policy fees and other Income	172	116	25	4	130	447

Total revenues	3,025	1,888	469	31	282	5,695

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,418	907	25	21	84	2,455
Interest credited	183	632	—	—	—	815
Underwriting, acquisition and insurance expenses, net of deferrals	519	118	151	45	131	964
Amortization of deferred acquisition costs and intangibles	504	84	16	6	49	659
Interest expense	—	—	—	54	—	54

Total benefits and expenses	2,624	1,741	192	126	264	4,947

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	401	147	277	(95)	18	748

Provision for income taxes	139	50	78	(45)	7	229

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$262	$97	$199	$(50)	$11	$519

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Protection

(Dollar amounts in millions)

Three months ended June 30, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$187	$433	$359	$153	$1,132
Net investment income	109	161	26	10	306
Policy fees and other income	68	1	5	5	79

Total revenues	364	595	390	168	1,517

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	145	410	64	108	727
Interest credited	61	29	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	31	72	129	40	272
Amortization of deferred acquisition costs and intangibles	30	16	165	8	219
Interest expense	2	—	—	—	2

Total benefits and expenses	269	527	358	156	1,310

EARNINGS BEFORE INCOME TAXES	95	68	32	12	207

Provision for income taxes	35	25	14	4	78

SEGMENT NET EARNINGS	$60	$43	$18	$8	$129

Three months ended June 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$177	$432	$413	$153	$1,175
Net investment income	113	151	23	10	297
Policy fees and other income	67	4	2	8	81

Total revenues	357	587	438	171	1,553

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	116	395	98	106	715
Interest credited	65	27	—	—	92
Underwriting, acquisition and insurance expenses, net of deferrals	35	76	102	39	252
Amortization of deferred acquisition costs and intangibles	55	22	210	7	294
Interest expense	—	—	—	—	—

Total benefits and expenses	271	520	410	152	1,353

EARNINGS BEFORE INCOME TAXES	86	67	28	19	200

Provision for income taxes	32	24	6	7	69

SEGMENT NET EARNINGS	$54	$43	$22	$12	$131

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Protection

(Dollar amounts in millions)

Six months ended June 30, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$377	$873	$744	$308	$2,302
Net investment income	218	324	52	21	615
Policy fees and other income	143	3	10	10	166

Total revenues	738	1,200	806	339	3,083

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	306	818	145	218	1,487
Interest credited	123	57	—	—	180
Underwriting, acquisition and insurance expenses, net of deferrals	60	152	254	82	548
Amortization of deferred acquisition costs and intangibles	59	43	345	16	463
Interest expense	5	—	—	—	5

Total benefits and expenses	553	1,070	744	316	2,683

EARNINGS BEFORE INCOME TAXES	185	130	62	23	400

Provision for income taxes	68	47	24	8	147

SEGMENT NET EARNINGS	$117	$83	$38	$15	$253

Six months ended June 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total

REVENUES:
Premiums	$346	$847	$756	$308	$2,257
Net investment income	224	303	48	21	596
Policy fees and other income	145	8	3	16	172

Total revenues	715	1,158	807	345	3,025

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	256	781	169	212	1,418
Interest credited	130	53	—	—	183
Underwriting, acquisition and insurance expenses, net of deferrals	69	147	220	83	519
Amortization of deferred acquisition costs and intangibles	88	43	360	13	504
Interest expense	—	—	—	—	—

Total benefits and expenses	543	1,024	749	308	2,624

EARNINGS BEFORE INCOME TAXES	172	134	58	37	401

Provision for income taxes	63	49	14	13	139

SEGMENT NET EARNINGS	$109	$85	$44	$24	$262

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended June 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$321	$—	$—	$321
Net investment income	461	24	84	569
Policy fees and other income	—	72	—	72

Total revenues	782	96	84	962

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	492	9	—	501
Interest credited	188	9	67	264
Underwriting, acquisition and insurance expenses, net of deferrals	34	33	1	68
Amortization of deferred acquisition costs and intangibles	31	23	—	54
Interest expense	—	1	—	1

Total benefits and expenses	745	75	68	888

EARNINGS BEFORE INCOME TAXES	37	21	16	74

Provision for income taxes	13	8	6	27

SEGMENT NET EARNINGS	$24	$13	$10	$47

Three months ended June 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$251	$—	$—	$251
Net investment income	513	22	89	624
Policy fees and other income	—	55	—	55

Total revenues	764	77	89	930

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	441	10	—	451
Interest credited	220	19	75	314
Underwriting, acquisition and insurance expenses, net of deferrals	29	24	—	53
Amortization of deferred acquisition costs and intangibles	10	20	—	30
Interest expense	—	—	—	—

Total benefits and expenses	700	73	75	848

EARNINGS BEFORE INCOME TAXES	64	4	14	82

Provision for income taxes	23	(1)	5	27

SEGMENT NET EARNINGS	$41	$5	$9	$55

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Six months ended June 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$598	$—	$—	$598
Net investment income	973	53	160	1,186
Policy fees and other Income	(1)	155	—	154

Total revenues	1,570	208	160	1,938

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	976	16	—	992
Interest credited	401	36	133	570
Underwriting, acquisition and insurance expenses, net of deferrals	64	77	2	143
Amortization of deferred acquisition costs and intangibles	58	53	—	111
Interest expense	—	1	—	1

Total benefits and expenses	1,499	183	135	1,817

EARNINGS BEFORE INCOME TAXES	71	25	25	121

Provision for income taxes	25	9	9	43

SEGMENT NET EARNINGS	$46	$16	$16	$78

Six months ended June 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$509	$—	$—	$509
Net investment income	1,034	45	184	1,263
Policy fees and other Income	2	114	—	116

Total revenues	1,545	159	184	1,888

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	890	17	—	907
Interest credited	442	38	152	632
Underwriting, acquisition and insurance expenses, net of deferrals	60	57	1	118
Amortization of deferred acquisition costs and intangibles	37	47	—	84
Interest expense	—	—	—	—

Total benefits and expenses	1,429	159	153	1,741

EARNINGS BEFORE INCOME TAXES	116	—	31	147

Provision for income taxes	42	(3)	11	50

SEGMENT NET EARNINGS	$74	$3	$20	$97

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Retirement Income and Investments - Historical Account Values

(Dollar amounts in millions)

	Three Months Ended June 30,
	2004	2003
Spread-Based Products

Fixed Annuities
Account value net of reinsurance, beginning of period	$14,304	$13,939
Deposits	485	179
Interest credited	150	150
Surrenders, benefits and product charges	(356)	(315)

Account value net of reinsurance, end of period	$14,583	$13,953

Income Annuities
Account value net of reinsurance, beginning of period	$5,098	$4,726
Premiums and deposits	179	173
Interest credited	75	73
Surrenders, benefits and product charges	(176)	(161)

Account value net of reinsurance, end of period	$5,176	$4,811

GIC’s and Funding Agreements
Account value, beginning of the period	$9,461	$10,198
Premiums and deposits	648	829
Interest credited	67	75
Surrenders and benefits	(792)	(1,172)

Account value, end of period	$9,384	$9,930

Structured Settlements
Account value, beginning of period	$12,132	$11,711
Premiums and deposits	207	133
Interest credited	227	206
Surrenders, benefits and product charges	(385)	(339)

Account value, end of period[a]	$12,181	$11,711

Fee-Based Products

Variable Annuities
Account value, beginning of period	$11,059	$8,743
Deposits	294	612
Interest credited and investment performance	153	911
Surrenders, benefits and product charges	(415)	(379)

Account value, end of period[a]	$11,091	$9,887

Variable Life Insurance
Premiums and deposits	$10	$10
Future policy benefits/policy account balances, net of reinsurance	12	10
Separate account liability	278	242
Life insurance in force	3,555	3,630

[a]	Included in the end of period account values for the 2004 period for structured settlements and variable annuities are $11,844 million and $10,416 million, respectively, that relate to contracts that were reinsured with UFLIC.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Three months ended June 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$116	$79	$195
Net investment income	32	29	61
Policy fees and other Income	5	5	10

Total revenues	153	113	266

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	6	27
Underwriting, acquisition and insurance expenses, net of deferrals	43	22	65
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	71	32	103

EARNINGS BEFORE INCOME TAXES	82	81	163

Provision for income taxes	19	30	49

SEGMENT NET EARNINGS	$63	$51	$114

Three months ended June 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$125	$50	$175
Net investment income	33	21	54
Policy fees and other Income	11	2	13

Total revenues	169	73	242

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(13)	5	(8)
Underwriting, acquisition and insurance expenses, net of deferrals	68	13	81
Amortization of deferred acquisition costs and intangibles	6	2	8

Total benefits and expenses	61	20	81

EARNINGS BEFORE INCOME TAXES	108	53	161

Provision for income taxes	30	17	47

SEGMENT NET EARNINGS	$78	$36	$114

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Six months ended June 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$235	$155	$390
Net investment income	63	58	121
Policy fees and other Income	9	9	18

Total revenues	307	222	529

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	16	66
Underwriting, acquisition and insurance expenses, net of deferrals	84	45	129
Amortization of deferred acquisition costs and intangibles	14	9	23

Total benefits and expenses	148	70	218

EARNINGS BEFORE INCOME TAXES	159	152	311

Provision for income taxes	37	57	94

SEGMENT NET EARNINGS	$122	$95	$217

Six months ended June 30, 2003	U. S.	International	Total
REVENUES:
Premiums	251	89	340
Net investment income	66	38	104
Policy fees and other Income	21	4	25

Total revenues	338	131	469

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19	6	25
Underwriting, acquisition and insurance expenses, net of deferrals	127	24	151
Amortization of deferred acquisition costs and intangibles	12	4	16

Total benefits and expenses	158	34	192

EARNINGS BEFORE INCOME TAXES	180	97	277

Provision for income taxes	45	33	78

SEGMENT NET EARNINGS	$135	$64	$199

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Three months ended June 30, 2004	Total
REVENUES:
Premiums	$26
Net investment income	57
Net realized investment gains	8
Policy fees and other income	2

Total revenues	93

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	22
Amortization of deferred acquisition costs and intangibles	3
Interest expense	44

Total benefits and expenses	79

EARNINGS BEFORE INCOME TAXES	14

Provision for income taxes	24

SEGMENT NET LOSS	$(10)

Three months ended June 30, 2003	Total
REVENUES:
Premiums	$26
Net investment income	3
Net realized investment gains	(37)
Policy fees and other income	2

Total revenues	(6)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	12
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	23
Amortization of deferred acquisition costs and intangibles	3
Interest expense	27

Total benefits and expenses	65

LOSS BEFORE INCOME TAXES	(71)

Benefit from income taxes	(25)

SEGMENT NET LOSS	$(46)

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Six months ended June 30, 2004	Total
REVENUES:
Premiums	$52
Net investment income	90
Net realized investment gains	24
Policy fees and other income	4

Total revenues	170

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	41
Amortization of deferred acquisition costs and intangibles	6
Interest expense	88

Total benefits and expenses	154

EARNINGS BEFORE INCOME TAXES	16

Provision for income taxes	22

SEGMENT NET LOSS	$(6)

Six months ended June 30, 2003	Total
REVENUES:
Premiums	$50
Net investment loss	(7)
Net realized investment loss	(16)
Policy fees and other income	4

Total revenues	31

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	45
Amortization of deferred acquisition costs and intangibles	6
Interest expense	54

Total benefits and expenses	126

LOSS BEFORE INCOME TAXES	(95)

Benefit from income taxes	(45)

SEGMENT NET LOSS	$(50)

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Net Earnings

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,708	$1,722	$3,430	$1,766	$1,664	$1,690	$1,587	$6,707
Net investment income	1,001	1,037	2,038	1,016	1,012	995	992	4,015
Net realized investment gains	8	16	24	39	(13)	(37)	21	10
Policy fees and other Income	200	246	446	243	251	216	231	941

Total revenues	2,917	3,021	5,938	3,064	2,914	2,864	2,831	11,673

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,296	1,348	2,644	1,462	1,320	1,202	1,253	5,237
Interest credited	354	396	750	402	407	406	409	1,624
Underwriting, acquisition and insurance expenses, net of deferrals	476	508	984	427	548	476	488	1,939
Amortization of deferred acquisition costs and intangibles	305	345	650	416	276	359	300	1,351
Interest expense	47	47	94	46	40	27	27	140

Total benefits and expenses	2,478	2,644	5,122	2,753	2,591	2,470	2,477	10,291

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	439	377	816	311	323	394	354	1,382

Provision for income taxes	171	117	288	91	93	129	100	413

NET EARNINGS FROM CONTINUING OPERATIONS	$268	$260	$528	$220	$230	$265	$254	$969

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Protection

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,132	$1,170	$2,302	$1,181	$1,150	$1,175	$1,082	$4,588
Net investment income	306	309	615	305	298	297	299	1,199
Policy fees and other Income	79	87	166	93	91	81	91	356

Total Revenues	1,517	1,566	3,083	1,579	1,539	1,553	1,472	6,143

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	727	760	1,487	805	774	715	703	2,997
Interest credited	90	90	180	90	92	92	91	365
Underwriting, acquisition and insurance expenses, net of deferrals	272	276	548	214	286	252	267	1,019
Amortization of deferred acquisition costs and intangibles	219	244	463	312	185	294	210	1,001
Interest expense	2	3	5	2	1	—	—	3

Total benefits and expenses	1,310	1,373	2,683	1,423	1,338	1,353	1,271	5,385

EARNINGS BEFORE INCOME TAXES	207	193	400	156	201	200	201	758

Provision for income taxes	78	69	147	61	71	69	70	271

SEGMENT NET EARNINGS	$129	$124	$253	$95	$130	$131	$131	$487

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$321	$277	$598	$303	$237	$251	$258	$1,049
Net investment income	569	617	1,186	630	618	624	639	2,511
Policy fees and other income	72	82	154	58	59	55	61	233

Total revenues	962	976	1,938	991	914	930	958	3,793

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	501	491	992	508	461	451	456	1,876
Interest credited	264	306	570	312	315	314	318	1,259
Underwriting, acquisition and insurance expenses, net of deferrals	68	75	143	76	45	53	65	239
Amortization of deferred acquisition costs and intangibles	54	57	111	57	49	30	54	190
Interest expense	1	—	1	—	—	—	—	—

Total benefits and expenses	888	929	1,817	953	870	848	893	3,564

EARNINGS BEFORE INCOME TAXES	74	47	121	38	44	82	65	229

Provision for income taxes	27	16	43	15	13	27	23	78

SEGMENT NET EARNINGS	$47	$31	$78	$23	$31	$55	$42	$151

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$195	$195	$390	$194	$182	$175	$165	$716
Net investment income	61	60	121	58	56	54	50	218
Policy fees and other Income	10	8	18	10	13	13	12	48

Total revenues	266	263	529	262	251	242	227	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	27	39	66	46	44	(8)	33	115
Underwriting, acquisition and insurance expenses, net of deferrals	65	64	129	74	74	81	70	299
Amortization of deferred acquisition costs and intangibles	11	12	23	11	10	8	8	37

Total benefits and expenses	103	115	218	131	128	81	111	451

EARNINGS BEFORE INCOME TAXES	163	148	311	131	123	161	116	531

Provision for income taxes	49	45	94	54	30	47	31	162

SEGMENT NET EARNINGS	$114	$103	$217	$77	$93	$114	$85	$369

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$26	$26	$52	$31	$29	$26	$24	$110
Net investment income (loss)	57	33	90	10	22	3	(10)	25
Net realized investment gains	8	16	24	39	(13)	(37)	21	10
Policy fees and other Income	2	2	4	17	23	2	2	44

Total revenues	93	77	170	97	61	(6)	37	189

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10	9	19	43	(11)	12	9	53
Interest credited	—	—	—	—	—	—	—	—
Underwriting, acquisition and insurance expenses, net of deferrals	22	19	41	15	78	23	22	138
Amortization of deferred acquisition costs and intangibles	3	3	6	7	5	3	3	18
Interest expense	44	44	88	44	39	27	27	137

Total benefits and expenses	79	75	154	109	111	65	61	346

EARNINGS (LOSS) BEFORE INCOME TAXES	14	2	16	(12)	(50)	(71)	(24)	(157)

Provision (benefit) for income taxes	24	(2)	22	(36)	(22)	(25)	(20)	(103)

SEGMENT NET EARNINGS (LOSS)	$(10)	$4	$(6)	$24	$(28)	$(46)	$(4)	$(54)

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Affinity

(Dollar amounts in millions)

	2004			2003
	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$34	$54	$88	$57	$66	$63	$58	$244
Net investment income	8	18	26	13	18	17	14	62
Realized investment gains (losses)	—	—	—	—	—	—	—	—
Policy fees and other Income	37	67	104	65	65	65	65	260

Total revenues	79	139	218	135	149	145	137	566

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	49	80	60	52	32	52	196
Underwriting, acquisition and insurance expenses, net of deferrals	49	74	123	48	65	67	64	244
Amortization of deferred acquisition costs and intangibles	18	29	47	29	27	24	25	105

Total benefits and expenses	98	152	250	137	144	123	141	545

(LOSS) EARNINGS BEFORE INCOME TAXES	(19)	(13)	(32)	(2)	5	22	(4)	21

Provision (benefit) for income taxes	(7)	(11)	(18)	(3)	1	11	(4)	5

SEGMENT NET (LOSS) EARNINGS	$(12)	$(2)	$(14)	$1	$4	$11	$—	$16

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-

Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-

First Colony Life Insurance Company	A+	AA-	Aa3	AA-

GE Capital Life Assurance Company of NY	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company	A+	AA-	Aa3	AA-

GE Group Life Assurance Company	A	AA-	Not rated	Not rated

General Electric Capital Assurance Company	A+	AA-	Aa3	AA-

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company(1)		S&P rating	Moody’s rating	Fitch rating
General Electric Mortgage Insurance Corporation		AA	Aa2	AA

GE Mortgage Insurance Company Pty. Limited		AA	Aa2	AA

GE Mortgage Insurance Limited		AA	Aa2	AA

(1)	Our Canadian mortgage insurance company is not rated by any of the rating agencies shown above.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of sixteen ratings assigned by A.M. Best, which range from “A++” to “S”.

GENWORTH FINANCIAL

2Q 2004 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

A.M. Best, S&P, Moody’s and Fitch review their ratings periodically and we cannot assure you that insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 20 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc., Richmond

Jean Peters, 804/662-2693

jean.peters@genworth.com